EXHIBIT D-2

                         INCOME TAX ALLOCATION AGREEMENT

                              FORTY-THIRD AMENDMENT


     Southern Energy Retail Trading and Marketing, Inc. was incorporated in 1997 and is wholly owned by Southern Energy Trading and Marketing, Inc. Southern Energy Retail Trading and Marketing, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1997 and subsequent years.

IN WITNESS HEREOF, this Agreement has been executed, as of the 29TH day of January, 1998.



ATTEST                     Southern Energy Retail Trading and Marketing, Inc.


Tommy Chisholm             BY: James A. Ward

                         INCOME TAX ALLOCATION AGREEMENT

                             FORTY-FOURTH AMENDMENT


     Southern Company Capital Funding, Inc. was incorporated in 1997 and is wholly owned by SEI Holdings, Inc. Southern Company Capital Funding, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1997 and subsequent years.

IN WITNESS HEREOF, this Agreement has been executed, as of the 29th day of January, 1998.



ATTEST                    Southern Company Capital Funding, Inc.



Tommy Chisholm            BY: C. O. Rawlins

                         INCOME TAX ALLOCATION AGREEMENT

                              FORTY-FIFTH AMENDMENT


SEI Germany - BEWAG, Inc. was incorporated in 1997 and is wholly owned by Southern Energy International, Inc. SEI Germany - BEWAG, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1997and subsequent years.

IN WITNESS HEREOF, this Agreement has been executed, as of the 29th day of January, 1998.



ATTEST                SEI Germany - BEWAG, Inc.



Tommy Chisholm      BY: James A. Ward

                         INCOME TAX ALLOCATION AGREEMENT

                              FORTY-SIXTH AMENDMENT


     Southern Energy Clairton, Inc. was incorporated in 1997 and is wholly owned by Southern Energy Finance Company, Inc. Southern Energy Clairton, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1997 and subsequent years.

IN WITNESS HEREOF, this Agreement has been executed, as of the 29th day of January, 1998.



ATTEST                   Southern Energy Clairton, Inc.



Tommy Chisholm           BY: James A. Ward

                         INCOME TAX ALLOCATION AGREEMENT

                             FORTY-SEVENTH AMENDMENT


     Southern Energy Clairton 2, Inc. was incorporated in 1997 and is wholly owned by Southern Energy Finance Company, Inc. Southern Energy Clairton 2, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.


                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1997 and subsequent years.

IN WITNESS HEREOF, this Agreement has been executed, as of the 29th day of January, 1998.



ATTEST                       Southern Energy Clairton 2, Inc.



Tommy Chisholm      BY: James A. Ward

                         INCOME TAX ALLOCATION AGREEMENT

                             FORTY-EIGHTH AMENDMENT


     Alabama Energy Providers, Inc. was incorporated in 1997 and is wholly owned by Alabama Power Company. Alabama Energy Providers, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1997 and subsequent years.

IN WITNESS HEREOF, this Agreement has been executed, as of the 16th day of March, 1998.



ATTEST              Alabama Energy Providers, Inc.



Anita A. Baker      BY: Art P. Beattie

                         INCOME TAX ALLOCATION AGREEMENT

                              FORTY-NINTH AMENDMENT


     SEI Worldwide Holdings, Inc. was incorporated in 1997 and is wholly owned by Southern Energy International, Inc. SEI Worldwide Holdings, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.


                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1997 and subsequent years.

IN WITNESS HEREOF, this Agreement has been executed, as of the 29th day of January, 1998.



ATTEST               SEI Worldwide Holdings, Inc.



Tommy Chisholm      BY: James A. Ward

                         INCOME TAX ALLOCATION AGREEMENT

                               FIFTIETH AMENDMENT


     SC Ashwood Holdings, Inc. was incorporated in 1997 and is wholly owned by Southern Energy Trading and Marketing, Inc. SC Ashwood Holdings, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1997and subsequent years.

IN WITNESS HEREOF, this Agreement has been executed, as of the 29th day of January, 1998.



ATTEST                         SC Ashwood Holdings, Inc.



Tommy Chisholm                 BY: James A. WArd
Assistant Secretary

                         INCOME TAX ALLOCATION AGREEMENT

                              FIFTY-FIRST AMENDMENT


State Line Holding Corporation was incorporated in 1997 and is wholly owned by SEI State Line, Inc. State Line Holding Corporation does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1997and subsequent years.

IN WITNESS HEREOF, this Agreement has been executed, as of the 29th day of January, 1998.



ATTEST             State Line Holding Corporation



Tommy Chisholm     BY: James A. Ward

                         INCOME TAX ALLOCATION AGREEMENT

                             FIFTY-SECOND AMENDMENT


     Southern Electric International, Inc. was incorporated in 1997 and is wholly owned by SEI Holdings, Inc. Southern Electric International, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1997 and subsequent years.

IN WITNESS HEREOF, this Agreement has been executed, as of the 29th day of January, 1998.



ATTEST              Southern Electric International, Inc.



Tommy Chisholm      BY: James A. Ward

                         INCOME TAX ALLOCATION AGREEMENT

                              FIFTY-THIRD AMENDMENT


     SC Energy Ventures, Inc. was incorporated in 1997 and is wholly owned by Southern Energy Retail Trading and Marketing, Inc. SC Energy Ventures, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1997 and subsequent years.

IN WITNESS HEREOF, this Agreement has been executed, as of the 29th day of January, 1998.



ATTEST                 SC Energy Ventures, Inc.



Tommy Chisholm     BY: James A. Ward

                         INCOME TAX ALLOCATION AGREEMENT

                             FIFTY-FOURTH AMENDMENT


     Southern Energy - Asia, Inc. was formed in 1996 and is wholly owned by Southern Energy International, Inc. Southern Energy - Asia, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1997 and subsequent years.

IN WITNESS HEREOF, this Agreement has been executed, as of the 29th day of January, 1998.



ATTEST             Southern Energy - Asia, Inc.



Tommy Chisholm     BY: James A. Ward

                         INCOME TAX ALLOCATION AGREEMENT

                              FIFTY-FIFTH AMENDMENT


     Eskom Lease, Inc. was formed in 1997 and is wholly owned by Southern Energy Finance Company, Inc. Eskom Lease, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1997.

IN WITNESS HEREOF, this Agreement has been executed, as of the 29th day of January, 1998.



ATTEST              Eskom Lease, Inc.



Tommy Chisholm      BY: James A. Ward